UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 7, 2005
Glenayre Technologies, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-15761	98-0085742

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

825 8th Avenue, 23rd Floor, New York, New York	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 770-283-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition.
On November 7, 2005, Glenayre Technologies, Inc. (the “Company”) issued a news release providing financial results for the third quarter of 2005. Additionally, the Company posted to its website www.Glenayre.com a presentation entitled “Glenayre Technologies, Inc. 2005 Third Quarter Results”. A link to this presentation is included in the news release. The news release and the presentation contain forward-looking statements regarding the Company and include cautionary statements identifying important factors that could cause actual results to differ.
The Company’s news release and website presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report.
Neither the foregoing nor the news release and website presentation furnished as Exhibits 99.1 and 99.2 shall be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits.
99.1	Company’s News Release dated November 7, 2005.

99.2	Company’s website presentation “Glenayre Technologies, Inc. 2005 Third Quarter Results”.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glenayre Technologies, Inc
Dated: November 7, 2005	By:	/s/ Debra Ziola
		Name:	Debra Ziola
		Title:	Executive Vice President and Chief Financial Officer

Glenayre Technologies, Inc.
EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Company’s News Release dated November 7, 2005.
99.2	Company’s website presentation “Glenayre Technologies, Inc. 2005 Third Quarter Results”.